Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
4-30-2012 Semi-Annual Report

a. n/a

b. n/a

c. n/a

d. n/a

e. Copies of any new or amended Registrant investment advisory contracts;

i. Investment Advisory Agreement among Nationwide Mutual Funds (the ?Trust?)
and Nationwide Fund Advisors (?NFA?), dated May 1, 2007, pertaining to certain series of the Trust currently managed by NFA, previously filed as Exhibit
EX-99.d.2 with the Trust?s Registration Statement on Form N-1A, as filed with the SEC on June 14, 2007, is hereby incorporated by reference.

(a) Exhibit A, as amended November 1, 2011, to the Investment Advisory
Agreement among the Trust and NFA, dated May 1, 2007, pertaining to the
Nationwide Small Company Growth Fund, a series of the Trust currently managed by NFA, previously filed as Exhibit EX-99.28.d.1.a with the Trust?s
Registration Statement on Form N-1A, as filed with the SEC on December 12, 2011, is hereby incorporated by reference.

(b) Exhibit A, as amended February 1, 2012, to the Investment Advisory
Agreement among the Trust and NFA dated May 1, 2007, pertaining to the Nationwide
Index Funds, currently managed by NFA, previously filed as Exhibit EX-99.28.d.1.b with the Trust?s Registration Statement on Form N-1A, as filed with the SEC on
February 24, 2012, is hereby incorporated by reference.

(c) Exhibit A, as amended __, 2012, to the Investment Advisory Agreement among the Trust and NFA dated May 1, 2007, pertaining to the Nationwide Global
Equity Fund and the Nationwide High Yield Bond Fund, each a series of the Trust currently managed by NFA, previously filed as Exhibit EX-99.28.d.1.c with the
Trust?s Registration Statement on Form N-1A, as filed with the SEC on April 10,
2012, is hereby incorporated by reference.

 ii. Investment Advisory Agreement among the Trust and NFA, dated
August 28, 2007, pertaining to the Target Destinations Funds currently managed by NFA, previously filed as Exhibit EX-99.23.d.2 with the Trust?s Registration
Statement on Form N-1A, as filed with the SEC on August 27, 2007, is hereby incorporated by reference.

(a) Exhibit A, as amended January 1, 2012, to the Investment Advisory
Agreement among the Trust and NFA, dated August 28, 2007, pertaining to the
Target Destination Funds, previously filed as Exhibit EX-99.28.d.2.c with the
Trust?s Registration Statement on Form N-1A, as filed with the SEC on February
24, 2012, is hereby incorporated by reference.

iii. Subadvisory Agreement among the Trust, NFA and BlackRock Investment
Management, LLC (?BlackRock?) for the Nationwide Index Funds, dated May 1, 2007, previously filed as Exhibit EX-99.28.d.3.a with the Trust?s Registration
Statement on Form N-1A, as filed with the SEC on September 14, 2010, is hereby incorporated by reference.

(a) Exhibit A, to the Subadvisory Agreement among the Trust, NFA and BlackRock, as amended June 16, 2010 and further amended as of February 1, 2012, previously filed as Exhibit EX-99.28.d.3.a.1 with the Trust?s Registration Statement on
Form N-1A, as filed with the SEC on February 24, 2012, is hereby incorporated by reference.

iv. Subadvisory Agreement among the Trust, NFA and Brown Capital Management,
LLC, for the Nationwide Small Company Growth Fund, dated August 26, 2011, previously filed as Exhibit EX-28.d.3.j with the Trust?s Registration Statement on Form N-1A, as filed with the SEC on September 16, 2011, is hereby incorporated by reference.

v. Subadvisory Agreement among the Trust, NFA and UBS Global Asset Management
(Americas) Inc. (?UBS?), dated July 19, 2011, previously filed as Exhibit EX-28.d.3.k with the Trust?s Registration Statement on Form N-1A, as filed with the SEC on July 1,
2011, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust, NFA and UBS, as amended
__, 2012, pertaining to the Nationwide Global Equity Fund and the Nationwide High
Yield Bond Fund, previously filed as Exhibit 99.28.d.3.k.1 with the Trust?s
Registration Statement on Form N-1A, as filed with the SEC on April 10, 2012, is hereby incorporated by reference.

f. n/a

g. n/a
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